CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2020
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS

15.      CASH AND CASH EQUIVALENTS

Cash and cash equivalents represent cash on hand and in bank accounts, as well as short-term bank deposits, which have original maturities of less than three months. Other short-term highly liquid investments are treated as cash equivalents only if they are held for the purpose of meeting short-term cash commitments, are readily convertible to known amounts of cash and are subject to insignificant risk of change in value.

Cash and cash equivalents comprised the following:

	December 31,
	2020	2019
Cash and cash equivalents at banks and on hand in:
Russian Rubles	39,076	27,749
US Dollars	10,597	1,014
Euro	6,433	2,751
Turkmenian Manat	431	419
Ukraine Hryvna	43	224
Other	916	844
Short-term deposits with an original maturity of less than 92 days:
Russian Rubles	27,857	4,859
Ukraine Hryvna	44	206
Euro	—	—
Other	8	4
Total cash and cash equivalents	85,405	38,070